Exhibit 99.1

Alkami Announces Third Quarter 2023 Financial Results

PLANO, Texas, November 1, 2023 (GLOBE NEWSWIRE) -- Alkami Technology, Inc. (Nasdaq: ALKT) (“Alkami”), a leading cloud-based digital banking solutions provider for financial institutions in the U.S., today announced results for its third quarter ending September 30, 2023.

Third Quarter 2023 Financial Highlights
•GAAP total revenue of $67.7 million, an increase of 27% compared to the year-ago quarter;
•GAAP gross margin of 54.0%, compared to 51.6% in the year-ago quarter;
•Non-GAAP gross margin of 58.7%, compared to 56.8% in the year-ago quarter;
•GAAP net loss of ($15.4) million, compared to ($20.0) million in the year-ago quarter; and
•Adjusted EBITDA of $0.8 million, compared to a loss of ($4.6) million in the year-ago quarter.

Comments on the News
Alex Shootman, Chief Executive Officer, said, “In the third quarter, we delivered another quarter of strong performance. Year to date, we added 23 new digital banking platform clients, including 7 in the third quarter. We have good visibility into Q4 digital banking platform decisions and anticipate robust new client wins as we close out the year.”

Shootman added, “We continue to see strength in our end markets, despite current macroeconomic and geopolitical uncertainty. The health of community and regional financial institutions has been remarkably resilient over decades and amidst a variety of macroeconomic scenarios. Our research has consistently shown that the highest performing financial institutions are those who strategically invest in new technologies. Our clients are at the forefront of digital transformation, and this is reflected in our considerable and consistent growth in new client wins, add-on sales and renewals.”

Bryan Hill, Chief Financial Officer, said, “We exited the quarter with 16.9 million digital banking users on the Alkami platform, up 23% from the year-ago quarter. We now have 35 new clients and significant add-on sales orders in implementation, representing a total of $42 million in Annual Recurring Revenue. We exited the quarter with Annual Recurring Revenue of $275 million, up 29% compared to the year-ago quarter. Our revenue per digital user continued to expand, ending the quarter at $16.28, driven by add-on sales and the addition of new clients who tend to onboard at a higher average RPU.”

2023 Financial Outlook
Alkami’s financial outlook is based on current expectations. The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under “Cautionary Statement Regarding Forward-Looking Statements.”

Alkami is providing guidance for its fourth fiscal quarter ending December 31, 2023 of:
•GAAP total revenue in the range of $70.5 million to $71.5 million;
•Adjusted EBITDA in the range of $2.5 million to $3.0 million.

Alkami is updating the guidance for its fiscal year ending December 31, 2023 of:
•GAAP total revenue in the range of $264 million to $265 million;
•Adjusted EBITDA loss in the range of ($2.1) million to ($1.6) million.

Conference Call Information
The Company will host a conference call at 5:00 p.m. ET today to discuss its financial results with investors. A live webcast of the event will be available on the Alkami investor relations website at investors.alkami.com. In addition, a live dial-in will be available domestically at 1-844-746-0738 and internationally at 1-412-317-5105 using passcode 10183440. A replay will be available in the Investor Relations section of the Alkami website.

About Alkami
Alkami Technology, Inc. is a leading cloud-based digital banking solutions provider for financial institutions in the United States that enables clients to grow confidently, adapt quickly and build thriving digital communities. Alkami helps clients transform through retail and business banking, digital account opening, payment security, and data analytics and marketing solutions. To learn more, visit https://www.alkami.com/.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanation of Non-GAAP Financial Measures and Key Business Metrics
The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. The company also uses results of operations excluding such items to evaluate the operating performance of Alkami and compare it against prior periods, make operating decisions, determine executive compensation, and serve as a basis for long-term strategic planning. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors.

The company defines “Non-GAAP Cost of Revenues” as cost of revenues, excluding (1) amortization and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Gross Margin” as gross profit, plus (1) amortization and (2) stock-based compensation expense, all divided by revenue. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Research and Development Expense” as research and development expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to product innovation.

The company defines “Non-GAAP Sales and Marketing Expense” as sales and marketing expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to its sales and marketing strategies.

The company defines “Non-GAAP General and Administrative Expense” as general and administrative expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support corporate activities and processes.

The company defines “Non-GAAP Net Loss” as net loss, plus (1) provision (benefit) for income taxes (2) (gain) loss on financial instruments, (3) amortization, (4) stock-based compensation expense, and (5) acquisition-related expenses, net. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Adjusted EBITDA” as net loss plus (1) provision (benefit) for income taxes, (2) (gain) loss on financial instruments, (3) interest (income) expense, net, (4) depreciation and amortization (5) stock-based compensation expense, and (6) acquisition-related expenses, net. The company believes adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations.

In addition, the Company also uses the following important operating metrics to evaluate its business:

The company defines “Annual Recurring Revenue (ARR)” by aggregating annualized recurring revenue related to SaaS subscription services recognized in the last month of the reporting period as well as the next 12 months of expected implementation services revenues in the last month of the reporting period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients, and our ability to maintain and expand our relationship with existing clients.

The company defines “Registered Users” as an individual or business related to an account holder of an FI client on our digital banking platform who has registered to use one or more of our solutions and has current access to use those solutions as of the last day of the reporting period presented. We price our digital banking platform based on the number of registered users, so as the number of registered users of our digital banking platform increases, our ARR grows. We believe growth in the number of registered users provides important information about our ability to expand market adoption of our digital banking platform and its associated software products, and therefore to grow revenues over time.

The company defines “Revenue per Registered User (RPU)” by dividing ARR for the reporting period by the number of registered users as of the last day of the reporting period. We believe RPU provides important information about our ability to grow the number of software products adopted by new clients over time, as well as our ability to expand the number of software products that our existing clients add to their contracts with us over time.

The company does not provide a reconciliation of our adjusted EBITDA outlook to GAAP net loss because certain significant information required for such reconciliation is not available without unreasonable efforts, including provision for income taxes, loss on financial instruments, stock-based compensation expense, and acquisition-related expenses, net, all of which may be significant.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(UNAUDITED)
	September 30,	December 31,
	2023	2022
Assets
Current assets
Cash and cash equivalents	$76,381	$108,720
Marketable securities	101,865	87,635
Accounts receivable, net	31,266	26,246
Deferred implementation costs, current	9,496	7,855
Prepaid expenses and other current assets	13,648	11,709
Total current assets	232,656	242,165
Property and equipment, net	16,249	13,561
Right of use assets	16,044	14,670
Deferred implementation costs, net of current portion	27,708	24,783
Intangibles, net	37,504	42,593
Goodwill	148,050	148,017
Other assets	3,982	3,096
Total assets	$482,193	$488,885
Liabilities and Stockholders' Equity
Current liabilities
Current portion of long-term debt	$6,375	$3,188
Accounts payable	5,693	4,291
Accrued liabilities	26,302	21,643
Deferred revenues, current portion	9,313	8,835
Lease liabilities, current portion	1,493	3,657
Total current liabilities	49,176	41,614
Long-term debt, net	76,062	81,392
Deferred revenues, net of current portion	14,697	13,904
Deferred income taxes	1,862	1,712
Lease liabilities, net of current portion	18,366	15,817
Other non-current liabilities	376	400
Total liabilities	160,539	154,839
Stockholders’ Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized and 0 shares issued and outstanding as of September 30, 2023 and December 31, 2022	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized; and 95,361,787 and 92,112,749 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	95	92
Additional paid-in capital	744,212	706,407
Accumulated deficit	(422,653)	(372,453)
Total stockholders’ equity	321,654	334,046
Total liabilities and stockholders' equity	$482,193	$488,885

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(UNAUDITED)
	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Revenues	$67,703	$53,412	$193,462	$148,732
Cost of revenues(1)	31,153	25,844	89,300	69,081
Gross profit	36,550	27,568	104,162	79,651
Operating expenses:
Research and development	21,755	18,222	63,170	48,973
Sales and marketing	11,933	9,721	36,694	27,822
General and administrative	18,290	18,337	53,608	54,114
Acquisition-related expenses, net	—	737	220	155
Amortization of acquired intangibles	359	370	1,076	796
Total operating expenses	52,337	47,387	154,768	131,860
Loss from operations	(15,787)	(19,819)	(50,606)	(52,209)
Non-operating income (expense):
Interest income	2,080	851	5,822	1,383
Interest expense	(1,931)	(1,185)	(5,514)	(2,336)
Gain (loss) on financial instruments	201	(59)	421	(446)
Loss before income taxes	(15,437)	(20,212)	(49,877)	(53,608)
Provision (benefit) for income taxes	39	(163)	323	80
Net loss	$(15,476)	$(20,049)	$(50,200)	$(53,688)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.16)	$(0.22)	$(0.54)	$(0.59)
Weighted-average number of shares of common stock outstanding:
Basic and diluted	94,675,358	91,182,235	93,477,486	90,703,061

(1) Includes amortization of acquired technology of $1.3 million and $1.4 million for the three months ended September 30, 2023 and 2022, respectively, and $4.0 million and $2.6 million for the nine months ended September 30, 2023 and 2022, respectively.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(UNAUDITED)
	Nine months ended September 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(50,200)	$(53,688)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	7,841	5,512
Accrued interest on marketable securities, net	(2,059)	(67)
Stock-based compensation expense	37,914	32,956
Amortization of debt issuance costs	110	112
Gain on revaluation of contingent consideration	—	(2,700)
(Gain) loss on financial instruments	(430)	446
Gain on lease modification	(375)	—
Deferred taxes	118	(80)
Changes in operating assets and liabilities:
Accounts receivable	(5,020)	(4,075)
Prepaid expenses and other current assets	(2,631)	(2,802)
Accounts payable and accrued liabilities	5,223	3,452
Deferred implementation costs	(3,959)	(3,339)
Deferred revenues	1,271	53
Net cash used in operating activities	(12,197)	(24,220)
Cash flows from investing activities:
Purchase of marketable securities	(109,593)	(164,093)
Proceeds from maturities and redemptions of marketable securities	97,852	51,500
Purchases of property and equipment	(774)	(789)
Capitalized software development costs	(3,843)	(2,778)
Acquisition of business, net of cash acquired	—	(131,339)
Net cash used in investing activities	(16,358)	(247,499)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	—	85,000
Principal payments on debt	(2,125)	(24,688)
Debt issuance costs paid	(341)	(773)
Proceeds from ESPP issuance	2,407	1,841
Payment of holdback funds from acquisition	(1,000)	—
Payments for taxes related to net settlement of equity awards	(11,029)	(596)
Proceeds from stock option exercises	7,287	2,109
Net cash (used in) provided by financing activities	(4,801)	62,893
Net decrease in cash and cash equivalents and restricted cash	(33,356)	(208,826)
Cash and cash equivalents and restricted cash, beginning of period	112,337	312,954
Cash and cash equivalents and restricted cash, end of period	$78,981	$104,128

ALKAMI TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands, except per share data)
(UNAUDITED)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
GAAP total revenues	$67,703	$53,412	$193,462	$148,732

	September 30,
	2023	2022
Annual Recurring Revenue (ARR)	$274,976	$213,640
Registered Users	16,891	13,726
Revenue per Registered User (RPU)	$16.28	$15.57

Non-GAAP Cost of Revenues
Set forth below is a presentation of the company’s “Non-GAAP Cost of Revenues.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
GAAP cost of revenues	$31,153	$25,844	$89,300	$69,081
Amortization	(1,686)	(1,530)	(4,923)	(2,825)
Stock-based compensation expense	(1,507)	(1,244)	(4,140)	(3,278)
Non-GAAP cost of revenues	$27,960	$23,070	$80,237	$62,978

Non-GAAP Gross Margin
Set forth below is a presentation of the company’s “Non-GAAP Gross Margin.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
GAAP gross margin	54.0%	51.6%	53.8%	53.6%
Amortization	2.5%	2.9%	2.6%	1.9%
Stock-based compensation expense	2.2%	2.3%	2.1%	2.2%
Non-GAAP gross margin	58.7%	56.8%	58.5%	57.7%

Non-GAAP Research and Development Expense
Set forth below is a presentation of the company’s “Non-GAAP Research and Development Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
GAAP research and development expense	$21,755	$18,222	$63,170	$48,973
Stock-based compensation expense	(4,116)	(3,023)	(11,854)	(7,487)
Non-GAAP research and development expense	$17,639	$15,199	$51,316	$41,486

Non-GAAP Sales and Marketing Expense
Set forth below is a presentation of the company’s “Non-GAAP Sales and Marketing Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
GAAP sales and marketing expense	$11,933	$9,721	$36,694	$27,822
Stock-based compensation expense	(1,906)	(1,112)	(5,309)	(2,859)
Non-GAAP sales and marketing expense	$10,027	$8,609	$31,385	$24,963

Non-GAAP General and Administrative Expense
Set forth below is a presentation of the company’s “Non-GAAP General and Administrative Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
GAAP general and administrative expense	$18,290	$18,337	$53,608	$54,114
Stock-based compensation expense	(6,389)	(6,535)	(16,611)	(19,332)
Non-GAAP general and administrative expense	$11,901	$11,802	$36,997	$34,782

Non-GAAP Net Loss
Set forth below is a presentation of the company’s “Non-GAAP Net Loss.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
GAAP net loss	$(15,476)	$(20,049)	$(50,200)	$(53,688)
Provision (benefit) for income taxes	39	(163)	323	80
(Gain) loss on financial instruments	(201)	59	(421)	446
Amortization	2,045	1,900	5,999	3,621
Stock-based compensation expense	13,918	11,914	37,914	32,956
Acquisition-related expenses, net(1)	—	737	220	155
Non-GAAP net loss	$325	$(5,602)	$(6,165)	$(16,430)

(1) Acquisition-related expenses, net, for the nine months ended September 30, 2023 includes expenses associated with the acquisition of Segmint, primarily related to legal, consulting, and professional fees. Acquisition-related expenses, net, for the three and nine months ended September 30, 2022 includes the accrual of deferred compensation due to the former owner of ACH Alert, in addition to expenses associated with the acquisitions of MK and Segmint, primarily related to legal, consulting, and professional fees. During the nine months ending September 30, 2022, these expenses were offset by the $2.7 million gain on contingent consideration related to the purchase of MK.

Adjusted EBITDA
Set forth below is a presentation of the company’s “Adjusted EBITDA.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
GAAP net loss	$(15,476)	$(20,049)	$(50,200)	$(53,688)
Provision (benefit) for income taxes	39	(163)	323	80
(Gain) loss on financial instruments	(201)	59	(421)	446
Interest (income) expense, net	(149)	334	(308)	953
Depreciation and amortization	2,695	2,550	7,841	5,512
Stock-based compensation expense	13,918	11,914	37,914	32,956
Acquisition-related expenses, net(1)	—	737	220	155
Adjusted EBITDA	$826	$(4,618)	$(4,631)	$(13,586)

(1) Acquisition-related expenses, net, for the nine months ended September 30, 2023 includes expenses associated with the acquisition of Segmint, primarily related to legal, consulting, and professional fees. Acquisition-related expenses, net, for the three and nine months ended September 30, 2022 includes the accrual of deferred compensation due to the former owner of ACH Alert, in addition to expenses associated with the acquisitions of MK and Segmint, primarily related to legal, consulting, and professional fees. During the nine months ending September 30, 2022, these expenses were offset by the $2.7 million gain on contingent consideration related to the purchase of MK.

Investor Relations Contact
Steve Calk
ir@alkami.com

Media Relations Contacts
Marla Pieton
marla.pieton@alkami.com

Valerie Kerner
alkami@fullyvested.com